                                                                   Exhibit 10.36

                        THIRD LOAN MODIFICATION AGREEMENT

         This Third Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of June 28, 2002, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and MERCATOR SOFTWARE, INC., a Delaware corporation with its principal place of business at 45 Danbury Road, Wilton, Connecticut 06897("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of June 22, 2001, evidenced by, among other documents, a certain Accounts Receivable Financing Agreement dated as of June 22, 2001, as amended by a certain Accounts Receivable Financing Modification Agreement dated as of September 18, 2001, as further amended by a certain Second Loan Modification Agreement dated as of November 29, 2001 (the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness and obligations owing by Borrower to Bank shall be referred to as the "Obligations".

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and in a certain Intellectual Property Security Agreement dated June 22, 2001 (the "IP Security Agreement") (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         Modifications to Loan Agreement.

         1. The Loan Agreement shall be amended by adding the following definition in Section 1 thereof:

                           "Letter of Credit" means a letter of credit or similar undertaking issued by Bank pursuant to
                           Section 3A."

         2. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

                           "Current Liabilities" are the aggregate amount of Borrower's Total Liabilities which mature within one
                           (1) year."

                  and inserting in lieu thereof the following:

                           "Current Liabilities" are the aggregate amount of Borrower's (i) Total Liabilities which mature within one (1) year and (ii) the face amount of any Letters of Credit issued hereunder (other than those Letters of Credit which have been collateralized by cash pursuant to Section 3A.2)."

         3. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

                           "Obligations" are all advances, liabilities, obligations, covenants and duties owing, arising, due or payable by Borrower to Bank now or later under this Agreement or any other document, instrument or agreement, account (including those acquired by assignment) primary or secondary, such as all Advances, Finance Charges, Facility Fee, Early Termination Fee, Collateral Handling Fee, interest, fees, expenses, professional fees and attorneys' fees, or other amounts now or hereafter owing by Borrower to Bank"

                  and inserting in lieu thereof the following:

                           "Obligations" are all advances, liabilities, obligations, covenants and duties owing, arising, due or payable by Borrower to Bank now or later under this Agreement or any other document, instrument or agreement, account (including those acquired by assignment) primary or secondary, such as all Advances, reimbursement obligations with respect to Letters of Credit, Finance Charges, Facility Fee, Early Termination Fee, Collateral Handling Fee, interest, fees, expenses, professional fees and attorneys' fees, or other amounts now or hereafter owing by Borrower to Bank"

         4. The Loan Agreement shall be amended by adding the following Section as new Section 3A therein:

                           "3A Letters of Credit.

                           3A.1 At the request of Borrower, Bank may, in its commercially reasonable discretion, issue or have issued Letters of Credit for Borrower's account, provided, however, the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) may not exceed the lesser of: (i) $4,000,000 or (ii) an amount such that the Borrower is not in compliance with the covenant set forth in
                           Section 6.3 (Q) herein. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion, shall be payable in United States Dollars, and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement. Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request.

                           3A.2 On the last day of the Facility Period or after the occurrence of an Event of Default, all Letters of Credit shall be secured by cash on terms commercially reasonable to the Bank, not to exceed 105% of the face amount of such Letters of Credit.

                           3A.3 The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit."

         5. The Loan Agreement shall be amended by adding the following text at the end of Section 6.3 (L):

                           "Notwithstanding the foregoing, Borrower shall maintain an Adjusted Quick Ratio of 1.30 to 1.0 for June, 2002 and 1.25 to 1.0 for July, 2002."

         6. The Loan Agreement shall be amended by adding the following section as new Section 6.3 (P):

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>

                           "(P) Maintain all of Borrower's domestic depository accounts, domestic operating accounts and domestic securities accounts with Bank, except that Borrower may open and maintain other domestic depository accounts provided the aggregate balance of those accounts is less than $200,000. Notwithstanding the foregoing, provided that Borrower uses reasonable efforts to promptly transfer such funds when available, Borrower may maintain a concentration account which may temporarily exceed a balance of $200,000 until such funds are available for transfer to Borrower's domestic accounts maintained with Bank."

         7. The Loan Agreement shall be amended by adding the following section as new Section 6.3 (Q):

                           "(Q) Maintain, at all times, a ratio of (i) the face amount of its domestic Accounts which are not Ineligible Receivables, minus the outstanding face amount of all Financed Receivables to (ii) the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), equal to or greater than 1.6 to 1.0."

4. FEES. Borrower shall pay to Bank a modification fee equal to Two Thousand Five Hundred Dollars ($2,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that, except as disclosed on Exhibit A hereto, the IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said Intellectual Property Security Agreement.

6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of June 22, 2001 between Borrower and Bank, and acknowledges, confirms and agrees that, except as disclosed on Exhibit B hereto, the disclosures and information Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents, subject, however, to the disclosures set forth on Exhibit C hereto. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modify the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

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>

11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank. [signature page follows]

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

MERCATOR SOFTWARE, INC.

By /s/ Kenneth J. Hall
Title EVP, CFO and Treasurer

SILICON VALLEY BANK

By /s/ David Reich
Title Senior Vice President

>

                                    EXHIBIT A

                          Perfection Certificate Update

2. (c)

Delete from locations where Equipment and or Inventory of the Company is located:

       1.   25 Corporate Drive, Burlington, MA 01803
       2.   11491 Sunset Hills Road, Suite 300, Reston VA 20190
       3.   275 Madison Avenue, 24th Floor, New York, NY 10016

Add to locations where Equipment and or Inventory of the Company is located:

       1.   711 Third Avenue, Suite 900, New York, NY 10017
       2.   11720 Sunrise Valley Drive, Suite 200, Reston, VA 20191

                                  Attachment 3

Add to Prior locations with the past five years:

       1.   25 Corporate Drive, Burlington, MA  01803
       2.   11491 Sunset Hills Road, Suite 300, Reston, VA 20190
       3.   275 Madison Avenue, 24th Floor, New York, NY 10016

>

----------------------------------------------------------------------------------------------
Matter Report                               Exhibit B
----------------------------------------------------------------------------------------------
OPEN Matters;  CLIENTS: Inclusive -- 00992;  MATTERS: All;
----------------------------------------------------------------------------------------------
                               BILL
----------------------------------------------------------------------------------------------
CLIENT  MATTER  COUNTRY        ATTY  CLASS  STATUS      NAME
----------------------------------------------------------------------------------------------
00992   T0001A  United States  GSW   TMK    Registered  TSI (BLOCK LETTERS)
----------------------------------------------------------------------------------------------
00992   T0015A  United States  GSW   TMK    Registered  KEY/MASTER
----------------------------------------------------------------------------------------------
00992   T0020A  United States  GSW   TMK    Registered  TASK/MASTER
----------------------------------------------------------------------------------------------
00992   T0029A  United States  GSW   TMK    Registered  TRADING PARTNER
----------------------------------------------------------------------------------------------
00992   T0030B  United States  GSW   TMK    Registered  EASYPATH
----------------------------------------------------------------------------------------------
00992   T0031A  United States  GSW   TMK    Registered  EASYLOGIC
----------------------------------------------------------------------------------------------
00992   T0032A  United States  GSW   TMK    Registered  TRANSLATE
----------------------------------------------------------------------------------------------
00992   T0055A  United States  GSW   TMK    Registered  TRADING PARTNER
----------------------------------------------------------------------------------------------
00992   T0060A  United States  GSW   TMK    Registered  MERCATOR (Class 9)
----------------------------------------------------------------------------------------------
00992   T0060B  United States  GSW   TMK    Registered  MERCATOR (Class 9)
----------------------------------------------------------------------------------------------
00992   T0060C  United States  GSW   TSM    Registered  MERCATOR (Class 42)
----------------------------------------------------------------------------------------------
00992   T0060D  United States  GSW   TSM    Registered  MERCATOR (Class 41)
----------------------------------------------------------------------------------------------
00992   T0079A  United States  GSW   TMK    Registered  TSI SOFT and Design
----------------------------------------------------------------------------------------------
00992   T0079C  United States  GSW   TSM    Suspended   TSI SOFT and Design
----------------------------------------------------------------------------------------------
00992   T0086A  United States  GSW   TSM    Registered  BUSINESSLINK
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Matter Report                               Exhibit B
----------------------------------------------------------------------------------------------
OPEN Matters;  CLIENTS: Inclusive -- 00992;  MATTERS: All;
----------------------------------------------------------------------------------------------
        FILING                  ISSUE                  EXPIRE
----------------------------------------------------------------------------------------------
CLIENT  DATE        SERIAL NO   DATE        REG NO     DATE
----------------------------------------------------------------------------------------------
00992   1986/04/02  73/591,175  1990/11/13  1,622,107  2010/11/13
----------------------------------------------------------------------------------------------
00992   1975/09/11  73/062,738  1976/12/14  1,054,242  2006/12/14
----------------------------------------------------------------------------------------------
00992   1971/01/20  72/381,499  1972/10/24    946,062  2002/10/24
----------------------------------------------------------------------------------------------
00992   1989/12/18  74/011,828  1991/10/15  1,660,560  2011/10/15
----------------------------------------------------------------------------------------------
00992   1993/03/19  74/369,220  1994/08/02  1,847,603  2004/08/02
----------------------------------------------------------------------------------------------
00992   1990/05/18  74/060,535  1991/05/14  1,644,296  2011/05/14
----------------------------------------------------------------------------------------------
00992   1986/11/14  73/630,402  1988/02/09  1,475,704  2008/02/09
----------------------------------------------------------------------------------------------
00992   1989/12/11  74/009,319  1990/10/02  1,615,543  2010/10/02
----------------------------------------------------------------------------------------------
00992   1991/12/13  74/229,939  1994/04/05  1,829,798  2004/04/05
----------------------------------------------------------------------------------------------
00992   1998/06/04  75/496,348  1999/09/28  2,281,097  2009/09/28
----------------------------------------------------------------------------------------------
00992   1998/07/06  75/513,974  1999/08/31  2,274,277  2009/08/31
----------------------------------------------------------------------------------------------
00992   1998/07/08  75/515,072  1999/08/31  2,274,290  2009/08/31
----------------------------------------------------------------------------------------------
00992   1996/08/19  75/152,032  1999/02/02  2,221,935  2009/02/02
----------------------------------------------------------------------------------------------
00992   1997/10/27  75/379,849
----------------------------------------------------------------------------------------------
00992   1997/07/28  75/332,021  1998/10/06  2,193,582  2008/10/06
----------------------------------------------------------------------------------------------

>

----------------------------------------------------------------------------------------------
Matter Report                               Exhibit B
----------------------------------------------------------------------------------------------
OPEN Matters;  CLIENTS: Inclusive -- 00992;  MATTERS: All;
----------------------------------------------------------------------------------------------
                               BILL
----------------------------------------------------------------------------------------------
CLIENT  MATTER  COUNTRY        ATTY  CLASS  STATUS      NAME
----------------------------------------------------------------------------------------------
00992   T0135A  United States  GSW   TMK    Suspended   M-SHAPED PAPER AIRPLANE  DESIGN
----------------------------------------------------------------------------------------------
00992   T0135B  United States  GSW   TSM    Registered  M-SHAPED PAPER AIRPLANE  DESIGN
----------------------------------------------------------------------------------------------
00992   T0135C  United States  GSW   TSM    Registered  M-SHAPED PAPER AIRPLANE  DESIGN
----------------------------------------------------------------------------------------------
00992   T0136A  United States  GSW   TMK    Pending     THE E-BUSINESS TRANSFORMATION COMPANY
----------------------------------------------------------------------------------------------
00992   T0136B  United States  GSW   TSM    Pending     THE E-BUSINESS TRANSFORMATION COMPANY
----------------------------------------------------------------------------------------------
00992   T0136C  United States  GSW   TSM    Pending     THE E-BUSINESS TRANSFORMATION COMPANY
----------------------------------------------------------------------------------------------
00992   T0156D  United States  GSW   TSM    Pending     MYMERCATOR
----------------------------------------------------------------------------------------------
00992   T0162D  United States  GSW   TSM    Pending     MYMERCATOR.COM
----------------------------------------------------------------------------------------------
00992   T0164A  United States  GSW   TMK    Registered  NOVERA EPIC
----------------------------------------------------------------------------------------------
00992   T0166A  United States  GSW   TMK    Registered  NOVERA
----------------------------------------------------------------------------------------------
00992   T0209A  United States  GSW   TMK    Allowed     INTEGRATION BROKER
----------------------------------------------------------------------------------------------
00992   T0209B  United States  GSW   TSM    Published   INTEGRATION BROKER
----------------------------------------------------------------------------------------------
00992   T0209C  United States  GSW   TSM    Published   INTEGRATION BROKER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Matter Report                               Exhibit B
----------------------------------------------------------------------------------------------
OPEN Matters;  CLIENTS: Inclusive -- 00992;  MATTERS: All;
----------------------------------------------------------------------------------------------
        FILING                  ISSUE                  EXPIRE
----------------------------------------------------------------------------------------------
CLIENT  DATE        SERIAL NO   DATE        REG NO     DATE
----------------------------------------------------------------------------------------------
00992   2000/01/13  75/896,267
----------------------------------------------------------------------------------------------
00992   2000/01/13  75/896,266  2001/10/30  2,503,016  2011/10/30
----------------------------------------------------------------------------------------------
00992   2000/01/13  75/896,265  2001/10/16  2,499,048  2011/10/16
----------------------------------------------------------------------------------------------
00992   2000/02/15  75/919,983
----------------------------------------------------------------------------------------------
00992   2000/02/15  75/919,982
----------------------------------------------------------------------------------------------
00992   2000/02/15  75/919,981
----------------------------------------------------------------------------------------------
00992   2001/12/18  76/349,584
----------------------------------------------------------------------------------------------
00992   2001/12/18  76/349,585
----------------------------------------------------------------------------------------------
00992   1996/11/14  75/197,621  1998/06/23  2,168,474  2008/06/23
----------------------------------------------------------------------------------------------
00992   1996/06/13  75/118,134  1997/09/12  2,120,543  2007/09/12
----------------------------------------------------------------------------------------------
00992   2001/09/10  76/310,869
----------------------------------------------------------------------------------------------
00992   2001/09/10  76/310,870
----------------------------------------------------------------------------------------------
00992   2001/09/10  76/310,871
----------------------------------------------------------------------------------------------

>

                                    EXHIBIT C

Compliance Certificates previously furnished to Silicon Valley Bank dated as follows:

June 30, 2001

September 18, 2001

September 30, 2001

December 31, 2001

March 31, 2002

June 30, 2002